UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 27, 2024, Beneficient (the “Company”) entered into a subscription agreement with Cangany Capital Management, LLC (“Cangany Capital Management” and such subscription agreement, the “Cangany Subscription Agreement”), a limited liability company controlled by Peter T. Cangany, Jr., a member of the Company’s board of directors, pursuant to which Cangany Capital Management purchased 65,000 shares of Class A common stock, par value $0.001 per share (the “Class A common stock”), at a price per share of $1.97.

Additionally, on August 27, 2024, the Company entered into a subscription agreement with Thomas O. Hicks (the “Hicks Subscription Agreement”), a member of the Company’s board of directors, and a subscription agreement with CFH Ventures, Ltd. (the “CFH Subscription Agreement” and together with the Hicks Subscription Agreement and the Cangany Subscription Agreement, the “Subscription Agreements”), a limited liability partnership controlled by Mr. Hicks, pursuant to which each of Mr. Hicks and CFH Ventures, Ltd. purchased 50,000 shares of Class A common stock at a price per share of $1.97.

The Company intends to use the proceeds of the sales for general corporate purposes. The shares of Class A common stock issued pursuant to the Subscription Agreements are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Cangany Capital Management, Mr. Hicks and CFH Ventures, Ltd. represented to the Company that each is an “accredited investor” as defined in Rule 501 of the Securities Act and that the shares of Class A common stock issued pursuant to the Subscription Agreements were acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	August 30, 2024